UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2013

Midstates Petroleum Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35512	45-3691816
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4400 Post Oak Parkway, Suite 1900
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (713) 595-9400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

Midstates Petroleum Company, Inc. (the “Company”) held its 2013 Annual Meeting of Stockholders (the “Annual Meeting”) on May 16, 2013. At the Annual Meeting, the Company’s stockholders were requested to: (1) elect three Class I Directors to serve on the Company’s Board of Directors for a term of office expiring at the Company’s 2016 Annual Meeting of Stockholders; and (2) ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2013. The following are the final voting results on proposals considered and voted upon at the meeting, each of which is more fully described in the Company’s proxy statement filed on April 16, 2013:

1.              Each of the Class I directors that were nominated by the Company’s Board of Directors was elected for a term of three years. Votes regarding the election of these directors were as follows:

NOMINEE	VOTES FOR	WITHHELD	BROKER NON- VOTES
Stephen J. McDaniel	55,530,251	592,587	4,800,621
Dr. Peter J. Hill	55,551,449	571,389	4,800,621
Thomas C. Knudson	55,508,479	614,359	4,800,621

2.              Deloitte & Touche was ratified as the Company’s independent registered public accounting firm for 2013. The voting results, which include the votes of the Company’s Series A Mandatorily Convertible Preferred Stock on an as-converted to common stock basis, were as follows:

VOTES FOR	VOTES AGAINST	VOTES ABSTANIED
85,259,766	548,165	104,417

Item 7.01 Regulation FD Disclosure.

On May 9, 2013, the Company completed its Musser Davis 33-28 HC-1 well located in its South Bearhead Creek field in its Gulf Coast region. The seven-day initial production rate of this well was 1,006 Boe/d (75% oil). The well reached a total measured depth of 18,080 feet, with a 4,300 foot lateral targeting the Upper Wilcox “C”. The well was completed with 14 stages of fracture stimulation and cost approximately $13 million.

In the Company’s North Cowards Gully field, also in its Gulf Coast region, the Company previously announced the completion of the Wood 10H-1 well that produced strong initial rates for a period of nine days prior to experiencing mechanical issues that caused it to cease production.  The Company is in the process of assessing and addressing the mechanical issues so that the well can return to production.

The Company is furnishing certain additional information regarding the properties being acquired in the Panther Transaction (as defined in Item 8.01 below) on Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”) and incorporated by reference herein.

None of the information furnished in this Item 7.01 (including the related exhibits) will be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor will it be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company, that the information in this report and the accompanying exhibits is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company.

Item 8.01 Other Events.

As previously announced, on April 3, 2013, the Company and Midstates Petroleum Company LLC (“Midstates Sub”), a wholly owned subsidiary of the Company, entered into a Purchase and Sale Agreement (the “Agreement”) with Panther Energy Company, LLC, Red Willow Mid-Continent, LLC and Linn Energy Holdings,

LLC (collectively, the “Sellers”), pursuant to which Midstates Sub agreed to acquire producing properties as well as undeveloped acreage in the Anadarko Basin in Texas and Oklahoma (the “Panther Transaction”). The aggregate purchase price, subject to adjustment as provided in the Agreement, consists of $620 million in cash. Consummation of the Panther Transaction is subject to various conditions, including, among others, (1) the accuracy of the representations and warranties of the parties as of the closing date, including the absence of any material adverse effect with respect to the Sellers’ business, (2) the release of certain liens in connection with the repayment of the Sellers’ indebtedness, (3) the execution of certain ancillary documents and (4) other customary closing conditions. The Panther Transaction will be effective April 1, 2013 and closing is expected to occur on or about May 31, 2013. The Agreement may be terminated under customary circumstances.

This Current Report provides certain financial information with respect to the Panther Transaction giving effect to the Company’s acquisition as if the Panther Transaction had occurred at an earlier date. The combined statements of revenues less direct operating expenses with respect to the Panther Transaction for each of the three years in the period ended September 30, 2012, and the related notes thereto, together with the report of Grant Thornton LLP, independent auditors, concerning those statements and related notes, are attached hereto as Exhibit 99.2. The unaudited combined statements of revenues less direct operating expenses with respect to the Panther Assets for the six months ended March 31, 2013 and 2012, and the related notes thereto, are attached hereto as Exhibit 99.3. Pro forma financial information of the Company to give effect to the Panther Transaction as if it occurred at an earlier date is attached as Exhibit 99.4 to this Current Report. Certain estimates of the net crude oil and natural gas reserves and related information of the Panther Assets as of April 1, 2013, together with the report of Cawley, Gillespie & Associates, Inc., with respect thereto, is attached as Exhibit 99.5 to this Current Report.

On May 20, 2013, the Company also issued a press release regarding the launch of a private offering of $700,000,000 aggregate principal amount of senior notes to be issued by the Company and Midstates Sub. A copy of the press release is attached as Exhibit 99.6 to this Current Report and incorporated by reference herein.

This Current Report contains “forward-looking statements” within the meaning of the federal securities laws. Forward-looking statements include those regarding plans or targets of the Company’s management, expected production and other statements that are not historical in nature. No assurance can be given that actual future results will not differ materially from those contained in the forward-looking statements in this Current Report. Although the Company believes that all such statements contained in this Current Report are based on reasonable assumptions, there are numerous variables of an unpredictable nature or outside of the Company’s control that could affect the Company’s future results and the value of its shares. Each investor must assess and bear the risk of uncertainty inherent in the forward-looking statements contained in this Current Report. Please refer to the Company’s Annual Report on Form 10-K for the year ended December 31, 2012 filed on March 21, 2013 and Quarterly Report on Form 10-Q for the three months ended March 31, 2013 filed on May 8, 2013 with the Securities and Exchange Commission for additional discussion of risks and uncertainties that may affect the Company’s actual future results. The Company undertakes no obligation to update the forward-looking statements contained herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP
23.2	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Furnished Information Regarding Certain Properties
99.2	Audited Combined Statements of Revenues and Direct Operating Expenses
99.3	Unaudited Combined Statements of Revenues and Direct Operating Expenses
99.4	Midstates Petroleum Company, Inc. Unaudited Pro Forma Condensed Combined Financial Statements
99.5	Cawley, Gillespie & Associates, Inc. Reserve Report for the Panther Assets as of April 1, 2013
99.6	Press Release, dated May 20, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Midstates Petroleum Company, Inc.
(Registrant)

Date: May 20, 2013	By:	/s/ Eric J. Christ
Eric J. Christ
Assistant Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Grant Thornton LLP
23.2	Consent of Cawley, Gillespie & Associates, Inc.
99.1	Furnished Information Regarding Certain Properties
99.2	Audited Combined Statements of Revenues and Direct Operating Expenses
99.3	Unaudited Combined Statements of Revenues and Direct Operating Expenses
99.4	Midstates Petroleum Company, Inc. Unaudited Pro Forma Condensed Combined Financial Statements
99.5	Cawley, Gillespie & Associates, Inc. Reserve Report for the Panther Assets as of April 1, 2013
99.6	Press Release, dated May 20, 2013